SEC File Nos. 33-80630
                                                                811-8576

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM N-1A
      Registration Statement Under the Securities Act of 1933   [X]
                     Post-Effective Amendment No. 3
                                 and
    Registration Statement Under the Investment Company Act of 1940  [X]
                          Amendment No. 5

              AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
             (Exact Name of Registrant as specified in charter)
                         333 South Hope Street
                      Los Angeles, California 90071
                  (Address of principal executive offices)

             Registrant's telephone number, including area code:
                               (213) 486-9200

                              JULIE F. WILLIAMS
                            333 South Hope Street
                        Los Angeles, California 90071
                    (name and address of agent for service)

           The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.
    On September 12, 1996, it filed its 24f-2 notice for fiscal 1996.

                  Approximate date of proposed public offering:
      It is proposed that this filing become effective on December 1, 1996, pursuant to paragraph (a) of rule 485.


                 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                            CROSS REFERENCE SHEET

ITEM NUMBER OF                                      CAPTIONS IN PROSPECTUS (PART "A")
PART "A" OF FORM N-1A

1.      Cover Page                                  Cover Page

2.      Synopsis                                    Expenses

3.      Financial Highlights                        Financial Highlights; Investment Results

4.      General Description of Registrant           Fund Organization and Management; Investment
                                                    Policies and Risks;
                                                    Securities and Investment
                                                    Techniques

5.      Management of the Fund                      Financial Highlights; Fund
                                                    Organization and Management

6.      Capital Stock and Other Securities          Investment Policies and Risks;
                                                    Fund Organization and Management;
                                                    Dividends, Distributions and Taxes

7.      Purchase of Securities Being Offered        Purchasing Shares; Fund Organization
                                                    and Management; Other Important Things to  Remember

8.      Redemption or Repurchase                    Selling Shares

9.      Legal Proceedings                           N/A



ITEM NUMBER OF                                      CAPTIONS IN STATEMENT OF
PART "B" OF FORM N-1A                               ADDITIONAL INFORMATION (PART "B")

10.     Cover Page                                  Cover Page

11.     Table of Contents                           Table of Contents

12.     General Information and History             N/A

13.     Investment Objectives and Policies          Description of Certain Securities;
                                                    Fundamental Policies;
                                                    Investment Restrictions

14.     Management of the Registrant                Fund Officers and Directors

15.     Control Persons and Principal Holders       Fund Officers and Directors
        of Securities

16.     Investment Advisory and Other Services      Fund Officers and Directors;
                                                    Fund Organization and
                                                    Management (Part "A");
                                                    General Information;
                                                    Management
17.     Brokerage Allocation and Other Practices    Execution of Portfolio Transactions;
                                                    Fund Organization and Management (Part "A")

18.     Capital Stock and Other Securities          None

19.     Purchase, Redemption and Pricing of         Purchase of Shares; Redeeming Shares;
        Securities Being Offered                    Shareholder Account Services and Privileges;
                                                    Purchasing Shares (Part "A"); General Information

20.     Tax Status                                  Dividends and Distributions

21.     Underwriter                                 Management -- Principal Underwriter;
                                                    Fund Organization and Management (Part "A")

22.     Calculation of Performance Data             Investment Results

23.     Financial Statements                        Financial Statements



ITEM IN PART "C"

24.     Financial Statements and Exhibits

25.     Persons Controlled by or under
        Common Control with Registrant

26.     Number of Holders of Securities

27.     Indemnification

28.     Business and Other Connections of
        Investment Adviser

29.     Principal Underwriters

30.     Location of Accounts and Records

31.     Management Services

32.     Undertakings

        Signature Page


PROSPECTUS
DECEMBER 1, 1996

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

333 South Hope Street
Los Angeles, CA 90071

The fund's investment objective is to provide shareholders with a high level of current income exempt from regular federal income taxes through investments in municipal bonds. From time to time income may be subject to various taxes, including federal alternative minimum and state taxes.

UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST AT LEAST 65% OF ITS ASSETS IN BONDS RATED A OR BELOW AND AT LEAST 50% OF ITS TOTAL ASSETS IN SUCH SECURITIES RATED BAA OR BBB OR BELOW BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORPORATION OR UNRATED BUT DETERMINED TO BE OF COMPARABLE QUALITY. SECURITIES RATED BA AND BB OR BELOW ARE COMMONLY KNOWN AS "JUNK" BONDS AND ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL, INCLUDING RISK OF DEFAULT, THAN ARE LOWER YIELDING, HIGHER RATED BONDS; THEREFORE, THESE INVESTMENTS MAY NOT BE SUITABLE FOR ALL INVESTORS AND SHOULD BE CONSIDERED CAREFULLY PRIOR TO INVESTING. (FOR ADDITIONAL INFORMATION SEE "INVESTMENT POLICIES AND RISKS," PAGE 4; AND "SECURITIES AND INVESTMENT TECHNIQUES - DEBT SECURITIES," PAGE 4.)

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

More detailed information about the fund, including the fund's financial statements, is contained in the statement of additional information dated December 1, 1996, which has been filed with the Securities and Exchange Commission and is available to you without charge, by writing to the Secretary of the fund at the above address or calling American Funds Service Company.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. The likelihood of loss is greater if you intend to invest for a shorter period of time. Your investment in the fund is not a deposit or obligation of, or insured or guaranteed by, any entity or person including the U.S. Government and the Federal Deposit Insurance Corporation.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

40-010-1296

TABLE OF CONTENTS           Fund Organization and
Expenses                    Management

Financial Highlights        Shareholder Services

Investment Policies and     Purchasing Shares
Risks

Securities and              Selling Shares
Investment Techniques

Investment Results          Other Important Things
                            to Remember

Dividends,
Distributions and Taxes


EXPENSES
THE EFFECT OF THE EXPENSES DESCRIBED BELOW IS REFLECTED IN THE FUND'S SHARE PRICE OR RETURN.

You may pay certain shareholder transaction expenses when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets and are factored into its share price.

Shareholder Transaction Expenses

Maximum sales charge on purchases (as a         4.75%
 percentage of offering price)


SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. The fund has no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

Annual Fund Operating Expenses (as a percentage of average net assets after fee waiver)

Management fees                                 %/1/

12b-1 expenses                                  %/2/

Other expenses                                  %

Total fund operating expenses                   %


/1/ The Investment Advisory and Service Agreement provides for fee reductions to the extent that annual operating expenses exceed 0.90% of the average net assets of the fund. Capital Research and Management Company has been voluntarily waiving fees to the extent necessary to ensure that the fund's expenses do not exceed 0.86% of the average daily net assets. Without such a
waiver, fees (as a percentage of average net assets) would have been      %.

/2/ 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

Examples
Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following expenses annually:

One year         $

Three years

Five years

Ten years


THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY.
FINANCIAL HIGHLIGHTS

The following information has been derived from the fund's financial statements which have been audited by Price Waterhouse LLP, independent accountants. This table should be read toghether with the financial statements which are included in the statement of additional information and the annual report.

SELECTED PER-SHARE DATA

Years ended                                                           1996         1995/1/
July 31

Net Asset Value, Beginning of Period                                  $            $

INCOME FROM INVESTMENT OPERATIONS

Net investment income

Net realized and unrealized gain (loss) on investments

Total income from investment operations

LESS DISTRIBUTIONS

Dividends from net investment income                                  (     )      (     )

From net realized gains                                               (    )         ---

Total distributions                                                   (    )       (    )

Net Asset Value, End of Period                                        $            $

Total Return/2/                                                       %            %/3/

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $            $

Ratio of expenses to average net assets                               %/4/         %/3/,/4/

Ratio of net income to average net assets                             %            %/3/

Portfolio turnover rate                                               %            %/3/


/1/The period ended July 31, 1995 represents the initial period of operations from September 26, 1994 to July 31, 1995.

/2/Excludes maximum sales charge of 4.75%.

/3/Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/4/Had Capital Research and Management Company not waived fees, the fund's
ratio of expenses to average net assets would have been .     % and  .    % for
the periods shown.

INVESTMENT POLICIES AND RISKS

THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAXES.

In achieving its objective, the fund may forego opportunities that would result in capital gains and may accept prudent risks to capital value, in each case to take advantage of opportunities for higher current income. Under normal market conditions, at least 80% of the fund's total assets will be invested in tax exempt securities with at least 65% in bonds rated A or below or unrated but determined to be of comparable quality, and at least 50% in securities rated Baa or BBB or below or unrated but determined to be of comparable quality. For these purposes, bonds are considered to be any debt securities having maturities in excess of one year. The fund may invest without limitation in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum taxes; therefore, while the fund's distributions are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax. The fund's investment policies are described below. A COMPLETE DESCRIPTION OF THE INVESTMENT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.

The fund's investment restrictions (which are described in the statement of additional information) and objective may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

SECURITIES AND INVESTMENT TECHNIQUES

DEBT SECURITIES Bonds and other debt securities are used by issuers to borrow money. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality as measured by Moody's Investors Service, Inc. (which rates bonds from Aaa to C) or Standard & Poor's Corporation (which rates bonds from AAA to D) or as rated by the fund's investment adviser. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

The fund may invest its assets in securities rated Ba and BB or below. These securities are commonly known as "junk" or "high-yield, high-risk" bonds. High-yield, high-risk bonds have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds.

Up to 5% of the fund's total assets may be invested in "high-yield, high-risk" securities rated as low as C or D. Bonds rated C or D are described by the ratings agencies as "having extremely poor prospects of ever attaining any real investment standing" or "in default and payment of interest and/or repayment of principal is in arrears." See the Appendix on page 13 for a complete description of the bond ratings.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

During the previous fiscal year, money market instruments and cash made up 7.20% of the fund's portfolio. The average monthly composition of the fund's portfolio based on the higher of Moody's or S&P ratings for the fiscal year ended July 31, 1996 was as follows:

  Aaa/AAA -  3.91%
  A/A -   6.74%
  Baa/BBB -   43.20%
  Ba/BB -   5.40%
  Non-rated-  33.55%

Some or all of thse non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows:

  Baa/BBB -   9.20%
  Ba/BB -   17.85%
  B/B -   6.50%

MUNICIPAL BONDS Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. The interest on these obligations is generally not included in gross income for federal income tax purposes. Opinions relating to the validity of municipal bonds and to the exclusion from gross income for federal income tax purposes and, where applicable, the exemption from state and local income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation and limited obligation (or revenue) bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. Limited obligation or revenue bonds are secured by the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. There are, in addition, a variety of hybrid and special types of municipal obligations, such as zero coupon and pre-refunded bonds, as well as numerous differences in the security of municipal bonds, both within and between the two primary classifications described above.

The amount of information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose equity securities are publicly traded.

FIRM COMMITMENTS The fund may purchase securities on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis and enter into firm commitment agreements. These are trading practices in which payment and delivery for the securities take place at a future date. The fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transactions fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

VARIABLE AND FLOATING RATE OBLIGATIONS The fund may invest in variable and floating rate obligations which have interest rates that are adjusted at designated intervals, or whenever there are changes in the market rates of interest on which the interest rates are based. The rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

MATURITY There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years.

ILLIQUID SECURITIES The fund will invest no more than 15% of its aggregate net assets in illiquid securities, which generally are securities that are not readily marketable.

The fund may invest in municipal lease revenue obligations, some of which may be illiquid subject to the above described limitation. The fund may purchase, without limitation, municipal lease revenue obligations that are determined to be liquid by Capital Research and Management Company. In determining whether these securities are liquid, Capital Research and Management Company will consider among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, frequency and volume of trading and number of dealers.

CONCENTRATION OF INVESTMENTS The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type which pay interest on their obligations from revenue of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), or life care facilities. This may make the fund more susceptible to similar economic, political, or regulatory occurrences such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. As the similarity in issuers increases, the potential for fluctuation of the net asset value of shares of the fund also increases. The fund will not invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities.

TEMPORARY INVESTMENTS The fund may invest all or a portion of its assets in short-term municipal obligations of up to one year in maturity for temporary defensive purposes. Generally, the income for all such securities is exempt from federal income tax. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high quality taxable short-term securities of up to one year in maturity. In addition, investments may be made in short-term taxable obligations (generally, securities with original or remaining maturities of one year or less) when, for economic reasons, these investments are considered advisable.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.

PORTFOLIO             PRIMARY TITLE(S)            YEARS OF EXPERIENCE       YEARS OF EXPERIENCE AS
COUNSELORS FOR                                    AS PORTFOLIO              INVESTMENT PROFESSIONAL
AMERICAN HIGH-INCOME                              COUNSELOR FOR             (APPROXIMATE)
MUNICIPAL BOND FUND                               AMERICAN
                                                  HIGH-INCOME
                                                  MUNICIPAL BOND FUND
                                                  (APPROXIMATE)

                                                                            WITH CAPITAL          TOTAL YEARS
                                                                            RESEARCH AND
                                                                            MANAGEMENT
                                                                            COMPANY OR ITS
                                                                            AFFILIATES

David A.              Vice President,             Less than 1 year          5 years               9 years
Hoag                  Capital Research
                      Company*

Neil L. Langberg      Senior Vice President       Since the fund began      18 years              18 years
                      of the fund.  Vice          operations**
                      President - Investment
                      Management Group,
                      Capital Research and
                      Management Company

Mark R.               Vice President of the       Since the fund began      2 years               11 years
Macdonald             fund.  Vice President       operations**
                      - Investment
                      Management Group,
                      Capital Research and
                      Management Company

*   A wholly owned subsidiary of Capital Research and Management Company

** The fund began operations on September 26, 1994



INVESTMENT RESULTS

THE FUND MAY FROM TIME TO TIME COMPARE INVESTMENT RESULTS TO VARIOUS INDICES OR OTHER MUTUAL FUNDS. FUND RESULTS MAY BE CALCULATED ON A TOTAL RETURN, YIELD, AND/OR DISTRIBUTION RATE BASIS. RESULTS CALCULATED WITHOUT A SALES CHARGE WILL BE HIGHER.

+ TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

+ YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Because yield is calculated using a formula mandated by the Securities and Exchange Commission that differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

+ DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

              AVERAGE ANNUAL
              COMPOUND RETURNS/#/

              FUND/*/        LEHMAN /**/

One year         +_____%        +_____%

Lifetime/##/     +_____%        +_____%



              30-DAY

              YIELD/#/       Distribution Rate

              _____%             %

/#/ All returns are as of September 30,
1996.

/*/ These fund results were calculated
according to a standard that is required by the
 Securities and Exchange Commission. The maximum sales charge has been deducted.

/**/ Lehman Brothers Municipal Bond Index represents the long-term investment grade municipal bond market.

/##/  The fund began investment operations
 September 26, 1994.


Past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in November or December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

TAXES In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The fund is permitted to pass through to its shareholders federally tax-exempt income subject to certain requirements. However, the fund may invest in obligations which pay interest that is subject to state and local taxes when distributed by the fund. Dividends derived from taxable interest income or distributions of capital gains will not be exempt from federal, state or local income tax.

Capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and tax status of all income distributions paid during the prior year. You are required by the Internal Revenue Code to report to the federal government all fund exempt-interest dividends (and all other tax-exempt interest).

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 14, 1994. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. The fund does not hold annual meetings of shareholders.
However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a basic management fee which may not exceed 0.30% of the fund's average net assets annually and declines at certain asset levels, plus 3% of the fund's annual gross income. The total management fee paid by the fund for the previous fiscal year is listed above under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.) This policy has also been incorporated into the fund's "code of ethics" which is available from the fund's Secretary upon request.

PLAN OF DISTRIBUTION The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the preceding 12 months and accrued while the plan is in effect. The 12b-1 fee paid by the fund for the last fiscal year is listed above under "Expenses."

PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREA

SERVICE AREA       ADDRESS                              AREAS SERVED

WEST               P.O. Box 2205                        AK, AZ, CA, HI, ID,
                   Brea, CA 92822-2205                  MT, NV, OR, UT, WA
                   Fax: 714/671-7080                    and outside the U.S.

CENTRAL-           P.O. Box 659522                      AR, CO, IA, KS, LA,
WEST               San Antonio, TX 78265-9522           MN, MO, ND, NE, NM,
                   Fax: 210/530-4050                    OK, SD, TX, and WY

CENTRAL-           P.O. Box 6007                        AL, IL, IN, KY, MI,
EAST               Indianapolis, IN 46206-6007          MS, OH, TN and WI
                   Fax: 317/735-6620

EAST               P.O. Box 2280                        CT, DE, FL, GA, MA,
                   Norfolk, VA 23501-2280               MD, ME, NC, NH, NJ,
                   Fax: 804/670-4773                    NY, PA, RI, SC, VA,
                                                        VT, WV and
                                                        Washington, D.C.

ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE COMPANY AT
800/421-0180 FOR SERVICE.


                     PHONE NUMBERS TO CALL FOR SERVICE AND
                                  INFORMATION

Call American Funds Service Company
for shareholder services  800/421-0180
ext. 1

Call American Funds Distributors
for dealer services  800/421-9900
ext. 11

Call American FundsLine/R/
for 24-hour information 800/325-3590

                   Telephone conversations may be recorded or
                          monitored for verification,
                 recordkeeping and quality assurance purposes.

APPENDIX

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

"Aa - High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A - Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba - Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B - Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa - Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca - Speculative in a high degree; often in default or having other marked shortcomings."

"C - Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA - Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA - High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C - Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 - Reserved for income bonds on which on interest is being paid."

"D - In default and payment of interest and/or repayment of principal is in arrears."

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and isavailable upon request.

PURCHASING SHARES

HOW TO PURCHASE SHARES You may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group (see below).

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information.

+ Automatic Investment Plan
You may invest monthly or quarterly through automatic withdrawals from your bank account.

+ Automatic Reinvestment
You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically UNLESS you elect to have the dividends and/or capital gain distributions paid to you in cash.

+ Cross-Reinvestment
You may invest your dividend and capital gain distributions into any other fund in The American Funds Group.

+ Exchange Privilege
You may exchange your shares into other funds in The American Funds Group with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine/R/ (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

+ Retirement Plans
You may invest in the funds through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES   Shares are credited to your account and certificates are
not issued unless you request them by writing to American Funds Service
Company.

INVESTMENT MINIMUMS

To establish an account                $1,000


To add to an account                   $50


SALES CHARGES You may pay a sales charge when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

Investment                                        Sales Charge as a Percentage of                Dealer Concession as %
                                                                                                 of Offering Price

                                                  Offering Price            Net Amount
                                                                            Invested

Less than $25,000                                 4.75%                     4.99%                4.00%

$25,000 but less than $50,000                     4.50%                     4.71%                3.75%

$50,000 but less than $100,000                    4.00%                     4.17%                3.25%

$100,000 but less than $250,000                   3.50%                     3.63%                2.75%

$250,000 but less than $500,000                   2.50%                     2.56%                2.00%

$500,000 but less than $1 million                 2.00%                     2.04%                1.60%

$1 million or more and certain other              see below                 see below            see  below
investments described below


PURCHASES NOT SUBJECT TO SALES CHARGES Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans with $100 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1996, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

+ Aggregation Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any retirement plan or business account solely "controlled by", as well as any trust account solely
for the benefit, of these individuals.   Investments made for multiple employee
benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

+ Concurrent Purchases
You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

+ Right of Accumulation
You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

+ Statement of Intention
You may enter into a non-binding commitment to invest a certain amount in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction.

SELLING SHARES

HOW TO SELL SHARES You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine/R/ (see below). You may also sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received and accepted by American Funds Service Company. Sale requests may be made in writing, by telephone including American FundsLine/R/ (see below) or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's check) for shares purchased have cleared. Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares, the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, provided the address has been used with the account for at least 10 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE/R/ You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine/R/. To use this service, call 800/325-3590 from a TouchTone/TM/ telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES Unless you opt out of the telephone (including American FundsLine/R/) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.) If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine the fund may be liable for losses due to unauthorized or fraudulent instructions.

ACCOUNT STATEMENTS You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans will be confirmed at least quarterly.

THIS PROSPECTUS HAS BEEN PRINTED ON RECYCLED PAPER USING SOY-BASED INK.


                AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                                 Part B
                    Statement of Additional Information

                               December 1, 1996

         This document is not a prospectus but should be read in conjunction with the current prospectus dated December 1, 1996 of American High-Income Municipal Bond Fund, Inc. (the "fund"). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                American High-Income Municipal Bond Fund, Inc.
                            Attention:  Secretary
                           333 South Hope Street
                           Los Angeles, CA  90071
                                (213) 486-9200

                               Table of Contents


ITEM                                                              Page No.



Description of Securities and Investment Techniques               1

Investment Restrictions                                           5

Fund Officers and Directors                                       8

Management                                                        11

Dividends and Distributions                                       14

Additional Information Concerning Taxes                           14

Purchase of Shares                                                18

Redeeming Shares                                                  24
Shareholder Account Services and Privileges                       26

Execution of Portfolio Transactions                               28

General Information                                               28

Investment Results                                                29

Financial Statements



              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES
         The descriptions below are intended to supplement the material in the prospectus under "Investment Policies and Risks."

   HIGH-YIELD, HIGH-RISK BONDS - The fund may invest in bonds that are rated Ba or below by Moody's and BB or below by S&P or determined to be of comparable quality, commonly known as "junk" or "high-yield, high-risk" bonds.
High-yield, high-risk bonds are very sensitive to adverse economic changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected financial goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and the fund's net asset value. From time to time legislation has been proposed that would limit the use of high-yield, high-risk bonds in certain instances. The impact that such legislation, if enacted, could have on the market for such bonds cannot be predicted.

         High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets. If the fund experiences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the fund's rate of return.

         There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

   MUNICIPAL BONDS - Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Municipal bonds may be used to refund outstanding obligations, to obtain funds for general operating expenses or for public improvements or for municipality but are secured by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue. Lease revenue bonds or certificates of participation in leases are another type of limited obligation or revenue bond. These are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually. (Of course, these instruments are subject to the risk that such funds will not be appropriated or that, as a result of damage or destruction to the leased facility, the lessee may be relieved of its obligation to make lease payments.)

         There are, in addition, a variety of hybrid and special types of municipal obligations, such as zero coupon and pre-refunded bonds (see the statement of additional information) as well as numerous differences in the security of municipal bonds, both within and between the two primary classifications described above.

         The amount of information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose equity securities are publicly traded.

ZERO COUPON BONDS - Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

PRE-REFUNDED BONDS - From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.

VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest on which the coupon rates are based. Variable and floating rate obligations only ensure the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

LOANS OF PORTFOLIO SECURITIES - Although the fund has no current intention to do so during the next 12 months, the fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by Capital Research and Management Company (the "Investment Adviser"). The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33$% of the value of its total assets, taken at the time any such loan is made.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS - The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase.

     The fund will not use these transactions for leveraging purposes, and will identify liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (in other words, it will have an amount greater than its net assets subject to market risk). Should the fund be in a leveraged position during a period of declining bond prices, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

   TEMPORARY INVESTMENTS -- The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. See "Additional Information Concerning Taxes" below. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; and (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements (which are subject to the limitations described in the statement of additional information).

REPURCHASE AGREEMENTS - Although the fund has no current intention to do so during the next 12 months, the fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by Capital Research and Management Company. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.


ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation.
Keeping in mind the fund's objective of producing a high level of current income, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

QUALITY - Securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials also tend to fluctuate in response to political, economic and supply/demand factors. The Investment Adviser will attempt to take advantage of these fluctuations by adjusting the concentration of portfolio securities in any given quality category according to the value disparities produced by these yield relationship fluctuations.

     The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent.)

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover to exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year.

                            INVESTMENT RESTRICTIONS

     The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. These restrictions provide that the fund may not:

     1. With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, the fund will regard each state, each political subdivision, agency or instrumentality of such state, each multi-state agency of which such state is a member, and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer;

     2. Invest in companies for the purpose of exercising control or management;

     3. Purchase or sell real estate (including real estate limited partnerships) unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     4. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

     5. Engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

     6. Make loans in an aggregate amount in excess of 33$% of the value of the fund's total assets, taken at the time any loan is made, provided that the purchase of debt securities pursuant to the fund's investment objective and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction and that loans of portfolio securities may be made;

     7. Issue senior securities, except as permitted under the Investment Company Act of 1940;

     8. Borrow money, except from banks for temporary or emergency purposes not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

     9. Pledge, or hypothecate any of its assets, except in an amount up to one-third of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

    10. Invest in interests in oil, gas, or other mineral exploration or development programs (or leases);

    11. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features);

    12. Invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities. However, the fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: general obligations of states and localities; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, life care facilities or other purposes. As a result, the fund may be more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. As the concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the fund's shares also increases; nor

    13. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

     For the purposes of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

NON-FUNDAMENTAL POLICIES - The fund has adopted the following non-fundamental investment policies, which may be changed by action of the Board of Directors without shareholder approval:

     1. The fund does not currently intend to lend portfolio securities. However, if such action is authorized by the Board of Directors, loans of portfolio securities as described under "Loans of Portfolio Securities" shall be made in accordance with the terms and conditions therein set forth and consistent with fundamental investment restriction #6;

     2. The fund will not invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days), nor invest more than 5% of its net assets in restricted securities (excluding Rule 144A securities);

     3. The fund will not invest more than 15% of its total assets in the securities of issuers (excluding securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) which together with any predecessors have a record of less than three years continuous operation;

     4. The fund does not currently intend to purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or principal underwriter who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities;

     5. The fund does not currently intend to invest in the securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or in connection with the implementation of any deferred compensation plan as adopted by the Board of Directors;

     6. The fund will not invest more than 5% of its net assets, valued at the lower of cost or market at the time of purchase, in warrants, including not more than 2% of such net assets in warrants that are not listed on a major stock exchange. However, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction; and

     7. The fund does not currently intend to purchase securities in the event its borrowings exceed 5% of total assets.

                            FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

NAME, ADDRESS AND         POSITION         PRINCIPAL                 AGGREGATE           TOTAL                TOTAL
AGE                       WITH             OCCUPATION(S)             COMPENSATION        COMPENSATION         NUMBER
                          REGISTRANT       DURING                    (INCLUDING          FROM ALL FUNDS       OF FUND
                                           PAST 5 YEARS              VOLUNTARILY         MANAGED BY           BOARDS ON
                                           (POSITIONS WITHIN         DEFERRED            CAPITAL              WHICH
                                           THE                       COMPENSATION/1/)    RESEARCH AND         DIRECTOR
                                           ORGANIZATIONS             FROM THE            MANAGEMENT           SERVES/2/
                                           LISTED MAY HAVE           COMPANY             COMPANY/2/ FOR
                                           CHANGED DURING THIS       DURING FISCAL       THE YEAR ENDED
                                           PERIOD)                   YEAR ENDED          JULY 31, 1996
                                                                     JULY 31, 1996

++ H. Frederick           Director         Private Investor.         $/3/                $                     18
Christie                                   The Mission
P.O. Box 144                               Group (non-utility
Palos Verdes                               holding
Estates, CA 90274                          Company, subsidiary
Age: 63                                    of Southern
                                           California Edison
                                           Company),
                                           former President
                                           and Chief
                                           Executive Officer

Diane C. Creel            Director         CEO and President,        $                   $                     12
100 W. Broadway                            The Earth
Suite 5000                                 Technology
Long Beach, CA                             Corporation
90802                                      (environmental
Age: 47                                    engineering)

Martin Fenton, Jr.        Director         Chairman, Senior          $                   $                     16
4350 Executive                             Resource Group
Drive                                      (management of
Suite 101                                  senior living
San Diego, CA                              centers)
92121-2116
Age: 61

Leonard R. Fuller         Director         President, Fuller &       $                   $                     12
4337 Marina City                           Company, Inc.
Drive                                      (financial
Suite 841 ETN                              management
Marina del Rey, CA                         consulting
90292                                      firm)
Age: 50

+* Abner D.               President,       Capital Research           none/4/             none/4/              12
Goldstine                 PEO and          and Management
Age: 66                   Director         Company, Senior
                                           Vice President
                                           and Director

+**Paul G. Haaga,         Chairman         Capital Research           none/4/             none/4/              14
Jr.                       of               and Management
Age: 47                   the Board        Company, Senior
                                           Vice President
                                           and Director

Herbert Hoover III        Director         Private Investor          $                   $                     14
1520 Circle Drive
San Marino, CA
91108
Age: 68

Richard G. Newman         Director         Chairman, President       $/3/                $                     13
3250 Wilshire                              and CEO,
Boulevard                                  AECOM Technology
Los Angeles, CA                            Corporation
90010-1599                                 (architectural
Age: 61                                    engineering)

Peter Valli               Director         Chairman, BW/IP           $/3/                $                     12
45 Sea Isle Drive                          International Inc.
Long Beach, CA                             (industrial
90803                                      manufacturing)
Age: 69



+ Directors who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

   /3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as
follows:  H. Frederick Christie ($      ), Richard G. Newman ($       ) and
Peter C. Valli ($       ).  Amounts deferred and accumulated earnings thereon
are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.

                                    OFFICERS

*** Neil L. Langberg, SENIOR VICE PRESIDENT. Capital Research and Management Company, Vice President - Investment Management Group

   ** Mary C. Hall, VICE PRESIDENT.  Capital Research and Management
Company,      Senior Vice President - Fund Business Management Group

* Michael J. Downer, VICE PRESIDENT. Capital Research and Management Company, Senior Vice President - Fund Business Management Group

* Julie F. Williams, SECRETARY. Capital Research and Management Company, Vice President - Fund Business Management Group

   ** Anthony W. Hynes, Jr., TREASURER. Capital Research and Management Company, Vice President - Fund Business Management Group

   * Kimberly S. Verdick, ASSISTANT SECRETARY. Capital Research and Management Company, Assistant Vice President - Fund Business Management Group

*  Address is 333 South Hope Street, Los Angeles, CA  90071.

   ** Address is 135 South State College Boulevard, Brea, CA  92821.

*** Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

     No compensation is paid by the fund to any officer or Director who is a director or officer of the Investment Adviser. The fund pays annual fees of $1,200 to Directors who are not affiliated with the Investment Adviser. No fees are paid for attendance at Board of Directors meetings or meetings of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.

                                   MANAGEMENT

   INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

     An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

     The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

   INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement"), between the fund and the Investment Adviser will continue in effect until May 31, 1997, unless sooner terminated, and may be renewed from year to year thereafter provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

         The Investment Adviser receives a fee at the annual rate of $0.30% on the first $60 million of average net assets, plus 0.21% on net assets over $60 million, plus 3% of gross investment income. Assuming net assets of $200 million and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.33%, 0.36%, 0.39%, 0.42% and 0.45%, respectively.

     For the purposes of such computations under the Agreement, the fund's gross investment income does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.

     The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative, clerical and bookkeeping functions of the fund, provides suitable office space, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders, taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

     The Investment Adviser has agreed to waive its fees by any amount necessary to assure that such expenses do not exceed applicable expense limitations in any state in which the funds' shares are being offered for sale. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets.
Rule 12b-1 distribution expenses would be excluded from this limit. Other expenses which are not subject to these limitations include interest, taxes, brokerage commissions, transaction costs, and extraordinary items such as litigation, as well as, for purposes of the state expense limitations, any amounts excludable under the applicable regulation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

         The Investment Adviser has agreed to bear any fund expenses (with the exception of interest, taxes, brokerage costs and extraordinary expenses such as litigation and acquisitions) in excess of 0.90% of the fund's average net assets per annum, subject to reimbursement by the fund, during a period which will terminate at the earlier of (i) such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or (ii) October 1, 2004. Each month, to the extent the fund owes money to the Investment Adviser pursuant to this provision of the Agreement and the fund's annualized expense ratio for the month is below 0.90%, the fund will reimburse the Investment Adviser until the fund's annualized expense ratio equals 0.90% or the debt is repaid, whichever comes first. CRMC has also voluntarily agreed to waive its fees to the extent necessary to ensure that the fund's expenses do not exceed 0.74% of the average daily net assets. There can be no assurance that this voluntary fee waiver will continue in the future.
During the period, the Investment Adviser's total fees amounted to $         .
Voluntary fee waivers amounted to $        for the period ended July 31,
1996.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the period ended July 31,
1996 amounted to $         after allowance of $        to dealers.

     As required by rule 12b-1 the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by a vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund due to present or past affiliations with the Investment Adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund shall be committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

         Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealers commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be
paid by the fund.  During the period, the fund paid $         under the plan as
compensation to dealers.  As of July 31, 1996, accrued and unpaid distribution
expenses were $      .

     The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.
                          DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS - The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. The percentage of the distribution that is tax-exempt may vary from year to year. For the purpose of calculating dividends, daily net investment income of the fund consists of: (a) all interest income accrued on the fund's investments including any original issue discount or market premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus (b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.

                    ADDITIONAL INFORMATION CONCERNING TAXES

     The following is only a summary of certain additional federal, state and local tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the fund's Trustee is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

     The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund would generally not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts.) Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

     The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

     To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the gains on sale or other disposition of stock or securities held less than three months; and
(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the fund's assets must consist of tax-exempt obligations. Not later than 60 days after the close of its taxable year, the fund will notify each shareholder of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under
Section 103 of the Code received by the fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

     Interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.
If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

     While the fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually. The fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares. Such distributions will be designated as a capital gains distribution in a written notice, in the form of the fund's annual report, mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. If a shareholder receives a designated capital gain distribution (treated by the shareholder as a long-term capital gain) with respect to any fund share and such fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The fund also may make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.

     Similarly, while the fund does not expect to earn any significant investment company taxable income, in the event that any taxable income is earned by the fund it will be distributed. In general, the fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).

     The Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and upon other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. These provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     In most cases, the interest on "private activity" bonds as defined under the Code is an item of tax preference subject to the alternative minimum tax ("AMT") on corporations and individuals. The fund may invest without limitation in "private activity" bonds. As of the date of this statement of additional information, individuals are subject to an AMT at a maximum marginal rate of 28% and corporations at a rate of 20%. Shareholders will not be permitted to deduct any of their share of fund expenses in computing alternative minimum tax income. With respect to corporate shareholders of the fund, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the fund, is included in adjusted current earnings in calculating federal alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.

     Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

     If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and may be eligible for the dividends- received deduction for corporations. Under normal circumstances, no part of the distributions to shareholders by the fund is expected to qualify for the dividends-received deduction allowed to corporate shareholders.

     If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         As of the date of this statement of additional information, the maximum federal individual tax rate applicable to ordinary income is 35% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering deductions, credits, deferrals, exemptions, sources of income and other matters.

     Under the Code, distributions of net investment income by the Fund to a resident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the fund is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.


                                PURCHASE OF SHARES

METHOD                      INITIAL INVESTMENT                ADDITIONAL INVESTMENTS

                            See "Investment Minimums          $50 minimum (except where a lower
                            and Fund Numbers" for             minimum is noted under "Investment
                            initial investment                Minimums and Fund Numbers").
                            minimums.

By contacting               Visit any investment              Mail directly to your investment
your                        dealer who is registered          dealer's address printed on your
investment                  in the state where the            account statement.
dealer                      purchase is made and who
                            has a sales agreement with
                            American Funds
                            Distributors.

By mail                     Make your check payable to        Fill out the account additions form
                            the fund and mail to the          at the bottom of a recent account
                            address indicated on the          statement, make your check payable to
                            account application.              the fund, write your account number
                            Please indicate an                on your check, and mail the check and
                            investment dealer on the          form in the envelope provided with
                            account application.              your account statement.

By telephone                Please contact your               Complete the "Investments by Phone"
                            investment dealer to open         section on the account application or
                            account, then follow the          American FundsLink Authorization
                            procedures for additional         Form.  Once you establish the
                            investments.                      privilege, you, your financial
                                                              advisor or any person with your
                                                              account information can call American
                                                              FundsLine(r) and make investments by
                                                              telephone (subject to conditions
                                                              noted in "Telephone Purchases,
                                                              Redemptions and Exchanges" below).

By wire                     Call 800/421-0180 to              Your bank should wire your additional
                            obtain your account               investments in the same manner as
                            number(s), if necessary.          described under "Initial Investment."
                            Please indicate an
                            investment dealer on the
                            account.  Instruct your
                            bank to wire funds to:
                            Wells Fargo Bank
                            155 Fifth Street
                            Sixth Floor
                            San Francisco, CA 94106
                            (ABA #121000248)
                            For credit to the account
                            of:
                            American Funds Service
                            Company
                            a/c #4600-076178
                            (fund name)
                            (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE

ORDER.




   PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, and investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated closing price. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the fund's current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

     The price you pay for fund shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) as set forth below each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

     1. Municipal bonds and notes and any other securities with more than 60 days remaining to maturity normally are valued at prices obtained from a national municipal bond pricing service, except that, where such prices are not available or determined by the fund's officers not to represent market value, they are valued at prices representing the mean between bid and asked quotations (on the sale of similar issues) obtained from one or more broker/dealers dealing in such municipal bonds and notes.

     All securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. The maturities of variable or floating rate instruments, or instruments with the right to sell them at par to the issuer or dealer, are deemed to be the time remaining until the next interest adjustment date or until they can be redeemed at par.

     Where market prices or market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors or a committee thereof. The fair value of all other assets is added to the value of securities to arrive at the total assets;

     2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of expense items; and

     3. The value of the net assets so obtained are then divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

      Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

    INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

                                             MINIMUM                 FUND
FUND                                         INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                                        02
                                             $1,000

American Balanced Fund(r)                                            11
                                             500

American Mutual Fund(r)                                              03
                                             250

Capital Income Builder(r)                                            12
                                             1,000

Capital World Growth and Income Fund(sm)                             33
                                             1,000

EuroPacific Growth Fund(r)                                           16
                                             250

Fundamental Investors(sm)                                            10
                                             250

The Growth Fund of America(r)                                        05
                                             1,000

The Income Fund of America(r)                                        06
                                             1,000

The Investment Company of America(r)                                 04
                                             250

The New Economy Fund(r)                                              14
                                             1,000

New Perspective Fund(r)                                              07
                                             250

SMALLCAP World Fund(sm)                                              35
                                             1,000

Washington Mutual Investors Fund(sm)                                 01
                                             250

BOND FUNDS

American High-Income Municipal Bond Fund(sm)                            40
                                             $1,000

American High-Income Trust(r)                                        21
                                             1,000

The Bond Fund of America(sm)                                         08
                                             1,000

Capital World Bond Fund(r)                                           31
                                             1,000

Intermediate Bond Fund of America(r)                                 23
                                             1,000

Limited Term Tax-Exempt Bond Fund of America(sm)                            43
                                             1,000

The Tax-Exempt Bond Fund of America(sm)                              19
                                             1,000

The Tax-Exempt Fund of California(r)*                                20
                                             1,000

The Tax-Exempt Fund of Maryland(r)*                                  24
                                             1,000

The Tax-Exempt Fund of Virginia(r)*                                  25
                                             1,000

U.S. Government Securities Fund(sm)                                  22
                                             1,000

MONEY MARKET FUNDS

The Cash Management Trust of America(r)                              09
                                             2,500

The Tax-Exempt Money Fund of America(sm)                             39
                                             2,500

The U.S. Treasury Money Fund of America(sm)                            49
                                             2,500

___________
*Available only in certain states.




         For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on these shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser must remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the investment dealer, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

          In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

        Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

   DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

                                 SALES CHARGE AS                   DEALER
AMOUNT OF PURCHASE               PERCENTAGE OF THE:                CONCESSION
AT THE OFFERING PRICE                                              AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000
                                 6.10%            5.75%            5.00%

$50,000 but less than $100,000
                                 4.71             4.50             3.75

BOND FUNDS

Less than $25,000
                                 4.99             4.75             4.00

$25,000 but less than $50,000
                                 4.71             4.50             3.75

$50,000 but less than $100,000
                                 4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000
                                 3.63             3.50             2.75

$250,000 but less than $500,000
                                 2.56             2.50             2.00

$500,000 but less than $1,000,000
                                 2.04             2.00             1.60

$1,000,000 or more                                                 (see below)
                                 none             none



         Commissions of up to 1% will be paid, to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

         American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

         Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales
Charge.")

         Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

   NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

   AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.


                                 Redeeming Shares

By writing to American Funds           Send a letter of instruction specifying the name of the
Service Company (at the                fund, the number of shares or dollar amount to be sold,
appropriate address indicated          your name and account number.  You should also enclose
under "Fund Organization and           any share certificates you wish to redeem.  For
Management - Transfer Agent")          redemptions over $50,000 and for certain redemptions of
                                       $50,000 or less (see below), your signature must be
                                       guaranteed by a bank, savings association, credit union,
                                       or member firm of a domestic stock exchange or the
                                       National Association of Securities Dealers, Inc. that is
                                       an eligible guarantor institution.  You should verify
                                       with the institution that it is an eligible guarantor
                                       prior to signing.  Additional documentation may be
                                       required for redemption of shares held in corporate,
                                       partnership or fiduciary accounts.  Notarization by a
                                       Notary Public is not an acceptable signature guarantee.

By contacting your investment          If you redeem shares through your investment dealer, you
dealer                                 may be charged for this service.  SHARES HELD FOR YOU IN
                                       YOUR INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED
                                       THROUGH THE DEALER.

You may have a redemption              You may use this option, provided the account is
check sent to you by using             registered in the name of an individual(s), a UGMA/UTMA
American FundsLine(r) or by            custodian, or a non-retirement plan trust.  These
telephoning, faxing, or                redemptions may not exceed $10,000 per day, per fund
telegraphing American Funds            account and the check must be made payable to the
Service Company (subject to            shareholder(s) of record and be sent to the address of
the conditions noted in this           record provided the address has been used with the
section and in "Telephone              account for at least 10 days.  See "Transfer Agent" and
Purchases, Redemptions and             "Exchange Privilege" below for the appropriate telephone
Exchanges" below)                      or fax number.

In the case of the money               Upon request (use the account application for the money
market funds, you may have             market funds) you may establish telephone redemption
redemptions wired to your bank         privileges (which will enable you to have a redemption
by telephoning American Funds          sent to your bank account) and/or check writing
Service Company ($1,000 or             privileges.  If you request check writing privileges,
more) or by writing a check            you will be provided with checks that you may use to
($250 or more)                         draw against your account.  These checks may be made
                                       payable to anyone you designate and must be signed by
                                       the authorized number of registered shareholders exactly
                                       as indicated on your checking account signature card.



    A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

    CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

   AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of retirement plans for which Capital Guardian Trust Company serves as trustee or custodian). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Transfer
Agent.

   AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

   EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

          You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) (see "American FundsLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" below for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND
PURCHASES.

   AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

   ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

   AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(r). To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLine(r) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

   TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLineR), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                               REDEMPTION OF SHARES

     The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder if the shares owned by such shareholder through redemptions, market decline or otherwise, have a value of less than the minimum initial investment amount required of new shareholders of that series or Class, (determined, for this purpose only as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gain distributions). Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

   TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. When fund shares are purchased by an insurance company separate account to serve as the underlying investment vehicle for variable insurance contracts, the fund may pay a fee to the insurance company or another party for performing certain transfer agent services with respect to contract owners having interests in the fund. It was paid a fee of $
 for the fiscal year ended July 31, 1996.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as the fund's independent auditors, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The Statement of Assets and Liabilities included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on July 31. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information audited annually by the fund's independent auditors, Price Waterhouse LLP, whose selection is determined annually by the directors.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

     The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- JULY 31, 1996



Net asset value and redemption price per share

(Net assets divided by shares outstanding)                     $

Maximum offering price per share (100/95.25 of

per share net asset value, which takes into account

the fund's current maximum sales charge)                       $



                               INVESTMENT RESULTS

          The fund's yield is         % based on a 30-day (or one month) period
ended July 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd + 1)/6/ -1]
Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

     The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax equivalent yield based on the maximum individual effective federal tax rate of 39.6% for the 30-day (or
one month) period ended July 31, 1996 was        %.

          The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average net asset value or maximum offering price for the month. The distribution rate may differ from the yield.

         As of July 31, 1996, the fund's total return over the past twelve
months and average annual total return over its lifetime were       % and
 %, respectively.  Over the fund's lifetime (September 26, 1994 to July 31,
1996) the Lehman Brothers Municipal Bond Index/1/ had an average annual total
return of        %.

     The fund's average annual total return ("T") will be computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a number of years ("n") according to the following formula as required by the Securities and Exchange Commission:
P(1+T)/n/=ERV.

     The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for one, five and ten-year periods after such a period has elapsed.

   EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In all of the 10-year periods since January 1, 1966 during which those funds were managed by Capital Research and Management Company (121 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 94 of the 121 periods.

     Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

     The fund may also refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

/1/ The Lehman Brothers Municipal Bond Index is unmanaged, reflects no expenses or management fees and consists of a large universe of municipal bonds issued as state general obligations or revenue bonds with a minimum rating of BBB by Standard & Poor's Corporation.

                                     PART C
                  AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

                               OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS:

 Included in Prospectus - Part A
  Financial Highlights (to be provided by amendment)

 Included in Statement of Additional Information - Part B (to be provided by amendment)
  Investment Portfolio Notes to Financial Statements
  Statement of Assets and Liabilities Per-Share Data and Ratios
  Statement of Operations Report of Independent Accountants
  Statement of Changes in Net Assets

(B) EXHIBITS

 1. On file (see SEC file No. 33-80630, initial Registration Statement on Form N-1A filed 6/23/94).

 2. On file (see SEC file No. 33-80630, initial Registration Statement on Form N-1A filed 6/23/94).

 3. None.

 4. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 1 on Form N-1A filed 7/12/94).

 5. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 1 on Form N-1A filed 7/12/94).

 6. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 1 on Form N-1A filed 7/12/94).

 7. None.

 8. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 1 on Form N-1A filed 7/12/94).

 9. On file (see SEC file No. 33-80630, Post-Effective Amendment No. 2 on Form N-1A filed 3/23/95).

 10. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 2 on Form N-1A filed 9/2/94).

 11. Consent of Independent Accountants. (to be provided by amendment)

 12. None.

 13. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 2 on Form N-1A filed 9/2/94).

 14. Copies of the model plan used in the establishment of any retirement plan
- not applicable

 15. On file (see SEC file No. 33-80630, Pre-Effective Amendment No. 1 on Form N-1A filed 7/12/94).

 16. Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22. (to be provided by amendment)

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

 As of July 31, 1996

Title of Class                 Number of
                               Record Holders

Capital Stock                     7,460
 ($0.01 par value)


ITEM 27.  INDEMNIFICATION.

     Registrant, upon the effective date of this Registration Statement, will become a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policy. The carrier of the primary policy in the amount of $15 million is American International Surplus Lines Insurance Company and it has a $250,000 deductible. The carrier of the secondary policy in the amount of $10 million is Chubb Custom Insurance Company. The carrier of the excess policy in the amount of $20 million is ICI Mutual Insurance Company.

     Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

     Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

ITEM 27.  INDEMNIFICATION (CONT.)

     Section 2-418 further provides that indemnification provided for by
Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

     Article VIII (h) of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

     Registrant will comply with the indemnification requirements contained in the 1940 Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 4,
1980). In addition, indemnification by the Corporation shall be consistent with the requirements of rule 484 under the Securities Act of 1933.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29.   PRINCIPAL UNDERWRITERS.
     (A) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)      (1)                            (2)                        (3)

       NAME AND PRINCIPAL              POSITIONS AND OFFICES       POSITIONS AND OFFICES
        BUSINESS ADDRESS                 WITH UNDERWRITER           WITH REGISTRANT



#      David A. Abzug                  Assistant Vice President    None



       John A. Agar                    Regional Vice President     None
        1501 N. University Drive,
        Suite 227A
        Little Rock, AR  72207



       Robert B. Aprison               Regional Vice President     None
        2983 Bryn Wood Drive
        Madison, WI 53711



&      Richard Armstrong               Assistant Vice President    None



*      William W. Bagnard              Vice President              None



       Steven L. Barnes                Vice President              None
        8000 Town Line Avenue South
        Suite 204
        Minneapolis, MN 55438



       Michelle A. Bergeron            Regional Vice President     None
       4160 Gateswalk Drive
       Smyrna, GA  30080



       Joseph T. Blair                 Vice President              None
        27 Drumlin Road
        West Simsbury, CT 06092



       John A. Blanchard               Regional Vice President     None
       6421 Aberdeen Road
       Mission Hills, KS  66208



       Ian B. Bodell                   Senior Vice President       None
        3100 West End Avenue, Suite 870
        Nashville, TN 37215



       Michael L. Brethower            Vice President              None
        108 Hagen Court
        Georgetown, TX 78628



       C. Alan Brown                   Regional Vice President     None
        4619 McPherson Avenue
        St. Louis, MO  63108



*      Daniel C. Brown                 Senior Vice President       None

@      J. Peter Burns                  Vice President              None



       Brian C. Casey                  Regional Vice President     None
        9508 Cable Drive
        Kensington, MD  20895



       Victor C. Cassato               Vice President              None
       609 W. Littleton Blvd., Suite 310
       Littleton, CO  80120



       Christopher J. Cassin           Vice President              None
        231 Burlington
        Clarendon Hills, IL 60514



       Denise M. Cassin                Regional Vice President     None
       1301 Stoney Creek Drive
       San Ramon, CA  94538



*      Larry P. Clemmensen             Director and Treasurer      None



*      Kevin G. Clifford               Director and Senior         None
                                       Vice President


       Ruth M. Collier                 Vice President              None
        145 West 67th Street, #12K
        New York, NY  10023



       Thomas E. Cournoyer             Vice President              None
        2333 Granada Boulevard
        Coral Gables, FL  33134



%      Douglas A. Critchell            Vice President              None
       4116 Woodbine Street
       Chevy Chase, MD  20815



*      Carl D. Cutting                 Vice President              None



+      Charline Dawkins                Assistant Vice President    None



       Michael A. Dilella              Vice President              None
        P.O. Box 661
        Ramsey, NJ  07446



       G. Michael Dill                 Senior Vice President       None
       505 E. Main Street, Suite A
       Jenks, OK  74037



       Kirk D. Dodge                   Regional Vice President     None
        2617 Salisbury Road
        Ann Arbor, MI  48103

       Peter J. Doran                  Senior Vice President       None
        1205 Franklin Avenue
        Garden City, NY 11530



*      Michael J. Downer               Secretary                   Vice President



       Robert W. Durbin                Vice President              None
        74 Sunny Lane
        Tiffin, OH 44883



+      Lloyd G. Edwards                Vice President              None



*      Paul H. Fieberg                 Senior Vice President       None



       John Fodor                      Regional Vice President     None
       15 Latisquama Road
       Southborough, MA  01772



*      Mark P. Freeman, Jr.            Director and President      None



       Clyde E. Gardner                Vice President              None
        Route 2, Box 3162
        Osage Beach, MO 65065



#      Evelyn K. Glassford             Vice President              None



       Jeffrey J. Greiner              Regional Vice President     None
        5898 Heather Glen Court
        Dublin, OH  43017



*      Paul G. Haaga, Jr.              Director                    Chairman of the Board



       David E. Harper                 Vice President              None
        R.D. 1, Box 210, Rte. 519
        Frenchtown, NJ 08825



       Ronald R. Hulsey                Regional Vice President     None
        6744 Avalon
        Dallas, TX 75214



       Robert S. Irish                 Regional Vice President     None
       1225 Vista Del Mar Drive
       Delray Beach, FL  33483



*      Michael J. Johnston             Chairman of the Board       None



*      Robert L. Johansen              Vice President and          None
                                       Controller

#      Damien Jordan                   Senior Vice President       None



*      V. John Kriss                   Senior Vice President       None
       P.O. Box 274
       Surfside, CA  90743



       Arthur J. Levine                Vice President              None
        12558 Highlands Place
        Fishers, IN 46038



#      Karl A. Lewis                   Assistant Vice President    None



       T. Blake Liberty                Regional Vice President     None
        12585-E East Tennessee Circle
        Aurora, CO  80012



*      Lorin E. Liesy                  Assistant Vice President    None



*      Susan G. Lindgren               Vice President -            None
                                       Institutional Investment
                                       Services Division



       Stephen A. Malbasa              Regional Vice President     None
        13405 Lake Shore Blvd.
        Cleveland, OH  44110



       Steven M. Markel                Vice President              None
        5241 S. Race Street
        Littleton, CO  80121



*      John C. Massar                  Director and Senior         None
                                       Vice President


*      E. Lee McClennahan              Senior Vice President       None



       Laurie B. McCurdy               Regional Vice President     None
       920 Edgeside Avenue
       Tucson, AZ  85748



&      John V. McLaughlin              Senior Vice President       None



       Terry W. McNabb                 Vice President              None
        2002 Barrett Station Road
        St. Louis, MO 63131



*      R. William Melinat              Vice President - Institutional   None
                                       Investment Services Division



       David R. Murray                 Regional Vice President     None
        25701 S.E. 32nd Place
        Issaquah, WA 98029



       Stephen S. Nelson               Vice President              None
        7215 Trevor Court
        Charlotte, NC 28226



       William E. Noe                  Regional Vice President     None
       304 River Oaks Road
       Brentwood, TN  37027



       Peter A. Nyhus                  Regional Vice President     None
        3084 Wilds Ridge Court
        Prior Lake, MN 55372



       Eric P. Olson                   Regional Vice President     None
        62 Park Drive
        Glenview, IL 60025



       Fredric Phillips                Regional Vice President     None
        32 Ridge Avenue
        Newton Centre, MA  02161



#      Candance D. Pilgrim             Assistant Vice President    None



       Carl S. Platou                  Regional Vice President     None
        4021 96th Avenue, S.E.
        Mercer Island, WA 98040



*      John O. Post, Jr.               Vice President              None



       Steven J. Reitman               Vice President              None
        212 The Lane
        Hinsdale, IL  60521



       Brian A. Roberts                Regional Vice President     None
        12025 Delmahoy Drive
        Charlotte, NC  28277



       George S. Ross                  Vice President              None
        55 Madison Avenue
        Morristown, NJ 07960



*      Julie D. Roth                   Vice President              None



*      James F. Rothenberg             Director                    None

       Douglas F. Rowe                 Regional Vice President     None
       30309 Oak Tree Drive
        Georgetown, TX 78628



*      Christopher S. Rowey            Regional Vice President     None



       Dean B. Rydquist                Vice President              None
        1080 Bay Pointe Crossing
        Alpharetta, GA 30202



       Richard R. Samson               Vice President              None
        4604 Glencoe Avenue, Suite 4
        Marina del Rey, CA 90292



       Joseph D. Scarpitti             Regional Vice President     None
        25760 Kensington Drive
        Westlake, OH 44145



*      Daniel B. Seivert               Assistant Vice President    None



*      R. Michael Shanahan             Director                    None



*      David W. Short                  Director and Senior Vice    None
                                       President


*      Victor S. Sidhu                 Vice President - Institutional   None
                                       Investment Services Division



       William P. Simon, Jr.           Vice President              None
        554 Canterbury Lane
        Berwyn, PA 19312



*      John C. Smith                   Assistant Vice President -   None
                                       Institutional Investment Services Division



*      Mary E. Smith                   Assistant Vice President -    None
                                       Institutional Investment
                                       Services Division



       Rodney G. Smith                 Regional Vice President     None
        2350 Lakeside Blvd., #850
        Richardson, TX 75082



       Nicholas D. Spadaccini          Regional Vice President     None
        855 Markley Woods Way
        Cincinnati, OH 45230



       Daniel S. Spradling             Senior Vice President       None
        #4 West Fourth Avenue, Suite 406
        San Mateo, CA  94402



       Thomas A. Stout                 Regional Vice President     None
       12913 Kendale Lane
       Bowie, MD  20715



       Craig R. Strauser               Regional Vice President     None
        17040 Summer Place
        Lake Oswego, OR 97035



       Francis N. Strazzeri            Regional Vice President     None
        31641 Saddletree Drive
        Westlake Village, CA 91361



*      Drew Taylor                     Assistant Vice President    None



&      James P. Toomey                 Assistant Vice President    None



+      Christopher E. Trede            Assistant Vice President    None



       George F. Truesdail             Vice President              None
        400 Abbotsford Court
        Charlotte, NC 28270



       Scott W. Ursin-Smith            Regional Vice President     None
        606 Glenwood Avenue
        Mill Valley, CA  94941



@      Andrew J. Ward                  Vice President              None



*      David M. Ward                   Assistant Vice President -   None
                                       Institutional Investment
                                       Services Division



       Thomas E. Warren                Regional Vice President     None
        4001 Crockers Lake Blvd., #1012
        Sarasota, FL  34238



#      J. Kelly Webb                   Senior Vice President       None



       Gregory J. Weimer               Regional Vice President     None
        125 Surrey Drive
        Canonsburg, PA  15317



#      Timothy W. Weiss                Director                    None

**     N. Dexter Williams              Vice President              None



       Timothy J. Wilson               Regional Vice President     None
        113 Farmview Place
        Venetia, PA  15367



#      Laura Wimberly                  Assistant Vice President    None



*@     Marshall D. Wingo               Director and Senior Vice     None
                                       President


*      Robert L. Winston               Director and Senior Vice      None
                                       President


       William R. Yost                 Regional Vice President     None
        9320 Overlook Trail
        Eden Prairie, MN  55347



       Janet M. Young                  Regional Vice President     None
        1616 Vermont
        Houston, TX  77006



       Scott D. Zambon                 Regional Vice President     None
       209 Robinson Drive
       Tustin Ranch, CA  92782





* Business Address, 333 South Hope Street, Los Angeles, CA 90071

** Business Address, Four Embarcadero Center, Suite 1800, San Francisco, CA
94111

#  Business Address, 135 South State College Blvd., Brea, CA 92821

& Business Address, 8000 IH-10 West, Suite 1400, San Antonio, TX 78230

@ Business Address, 5300 Robin Hood Road, Norfolk, VA 23513

+ Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

% Business Address, 3000 K. Street, N.W., Suite 230, Washington, D.C.
20007-5124

 (c) None

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

     Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 8000 IH-10 West, Suite 1400, San Antonio, TX 78230 and 5300 Robin Hood Road, Norfolk, VA 23514.

      Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 31. MANAGEMENT SERVICES.

  None.

ITEM 32. UNDERTAKINGS.

     (c) As reflected in the prospectus, Registrant undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 26th day of September, 1996.

                          AMERICAN HIGH-INCOME MUNICIPAL
                                 BOND FUND, INC.

                          By /s/ Paul G. Haaga, Jr.
                            (Paul G. Haaga, Jr., Chairman of the Board)

     Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on September 26, 1996, by the following persons in the capacities indicated.

         SIGNATURE                                TITLE

(1)      Principal Executive Officer:

          /s/ Abner D. Goldstine                  President and Director
            (Abner D. Goldstine)

(2)      Principal Financial Officer and
         Principal Accounting Officer:
                                                  Treasurer
          /s/ Anthony W. Hynes, Jr.
            (Anthony W. Hynes, Jr.)

(3)      Directors:

         H. Frederick Christie*                   Director
         Diane C. Creel*                          Director
         Martin Fenton, Jr.*                      Director
         Leonard R. Fuller*                       Director
          /s/ Abner D. Goldstine                  President and Director
            (Abner D. Goldstine)
         Herbert Hoover III*                      Director
         Richard G. Newman*                       Director
         Peter C. Valli*                          Director


*By       /s/ Julie F. Williams
         Julie F. Williams, Attorney-in-Fact
